PICO Holdings, Inc.
Executive Bonus Plan

1.General

The PICO Holdings, Inc. Executive Bonus Plan (the “Plan”) is designed to provide for the payment of bonuses to Maxim C.W. Webb and John T. Perri, who are each executive employees of PICO Holdings, Inc. (the “Company”), and any other employees of the Company designated by the Committee pursuant to Section 3. The Plan will replace and supersede any and all bonus plans or programs previously established or maintained by the Company or any of its affiliates with respect to such individuals.

2.Administration

The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). The Committee will have the sole discretion and authority to administer and interpret the Plan, and the decisions of the Committee will in every case be final and binding on all persons having an interest in the Plan.

3.Eligibility

The following individuals will be eligible to participate in the Plan and each will be considered a “Participant” for purposes of the Plan: (i) Maxim C.W. Webb; (ii) John T. Perri; and (iii) any other employee of the Company who is designated by the Committee, based on the recommendation of the Chief Executive Officer of the Company (the “CEO”), as eligible to participate in the Plan with respect to the applicable Plan Year.

4.Term and Plan Year

The term of the Plan will begin on January 1, 2016 and will end on December 31, 2020 (the “Term”), unless earlier terminated pursuant to Section 10(c). The period over which performance will be measured under the Plan will be the 12-month period beginning on each January 1 and ending on each December 31 during the Term (each, a “Plan Year”).

5.Amount of Bonus Pool

The pool of funds available for the payment of bonuses under the Plan for each Plan Year (the “Bonus Pool”) will be determined by the Committee following the end of such Plan Year as follows:

(a)Sale or Other Disposal.

(i)First, with respect to all assets of the Company other than the Company’s ownership interest in UCP, Inc. (each, an “Asset”) sold (or otherwise disposed of) entirely for cash during such Plan Year, the Committee will determine the net gain (the “Total Net Gain”). For purposes of the Plan (except Section 8, as applicable), “Total Net Gain” means the amount of cash for which all such Assets were sold (or otherwise disposed of), minus the following:

(1)the “Gross Invested Capital” of each such Asset as of the date of the sale (or other disposition) which, for purposes of the Plan, will mean (x) the book value of each such Asset as of such date, as determined in accordance with U.S. generally accepted accounting principles (“GAAP”) and reflected in the Company’s financial records as of such date, plus (y) any impairment or depreciation charges taken by the Company with respect to such Asset on or prior to such date;

(2)any bonus paid or payable to the Company’s management for the sale (or other disposition) of each such Asset for such Plan Year, other than any bonus under the Plan (a “Sale Bonus”); and

(3)all Administrative Expenses. For purposes of the Plan, “Administrative Expenses” means salaries and other cash compensation paid to the Company’s employees and other service providers for such Plan Year other than bonuses paid under the Plan; rent paid by the Company for such Plan Year; any taxes incurred by the Company for such Plan Year in connection with the sale (or other disposition) of the relevant Assets, after application of any applicable net operating loss carryforwards; any other selling costs paid by the Company for such Plan Year in connection with the sale (or other disposition) of the relevant Assets; and all other administrative and overhead expenses (including, for the avoidance of doubt, any stock-based compensation or other expense incurred by the Company but excluding any such compensation or expense incurred for awards granted pursuant to the Plan) paid by the Company for such Plan Year, other than those attributed to UCP, Inc. (whether net income or net loss). For clarity, Sale Bonuses shall not be double-counted as Administrative Expenses.

(ii)Second, the Committee will multiply the Total Net Gain by the Adjustment Factor, and for purposes of the Plan, such resulting amount will be the “Adjusted Total Net Gain”. For purposes of the Plan, the “Adjustment Factor” means the total amount of cash distributed (or committed to be distributed) to the Company’s shareholders with respect to the sale (or other disposition) of all Assets sold (or otherwise disposed of) during such Plan Year, divided by the total amount of cash received (after payment of all selling costs, including bankers’ fees and commissions) for which all such Assets were sold (or otherwise disposed of) during such Plan Year.

(iii)Third, the Committee will multiply the Adjusted Total Net Gain by 8.75%, and such resulting amount will be the Bonus Pool.

(iv)With respect to Assets sold (or otherwise disposed of) entirely for non-cash consideration, the calculation of Total Net Gain shall instead be made in the Plan Year in which such non-cash consideration is ultimately sold (or otherwise disposed of) for cash, and such non-cash consideration shall be considered an Asset for purposes of such calculation.

(v)With respect to all Assets sold (or otherwise disposed of) partially for cash consideration and partially for non-cash consideration, except as provided in this Section 5(a)(v), the calculation of Total Net Gain shall be made in the Plan Year of the initial sale (or other disposal). For purposes of such calculation, the Total Net Gain shall be apportioned between the portion of the Total Net Gain on disposal for cash consideration and the portion of the Total Net Gain on disposal for non-cash consideration based on the relative value (determined in accordance with GAAP) of the cash consideration and non-cash consideration for which the relevant Assets were sold (or otherwise disposed of). The Total Net Gain attributable to the non-cash consideration shall be deferred to the Plan Year in which the non-cash consideration is sold (or otherwise disposed of) and may be increased or decreased in value by the difference, if any, between the value of the non-cash consideration received on the initial sale (or other disposition) of the relevant Asset and the final value of the non-cash consideration (determined in accordance with GAAP) when sold (or otherwise disposed of) in a subsequent Plan Year.

(b)Direct Distribution to Shareholders.

(i)With respect to any Asset distributed directly to the Company’s shareholders (other than an Asset resulting from a previous sale or other disposal of an Asset for non-cash consideration as described above), the Committee will calculate the Total Net Gain as set forth above, except that in lieu of the amount of cash for which all such Assets were sold (or otherwise disposed of), the Committee shall utilize the value of such Asset upon such distribution, as determined in accordance with GAAP; further, the Adjustment Factor shall be 100%.

6.Allocation of Bonus Pool

The Bonus Pool will be allocated as follows: (i) 55% of the Bonus Pool will be allocated to Maxim C.W. Webb; (ii) 32.5% of the Bonus Pool will be allocated to John T. Perri; and (iii) 12.5% of the Bonus Pool will be allocated among any other employees of the Company who are designated by the Committee as eligible to participate in the Plan with respect to the applicable Plan Year, in amounts designated by the Committee, in each case based on the recommendation of the CEO; provided, however, that if there is no such designation with respect to any portion of such 12.5% of the Bonus Pool with respect to an applicable Plan Year, such portion will not be allocated to any individual for such Plan Year and such corresponding amounts will be retained by the Company.

7.Payment of Bonuses

(a)With respect to each Plan Year, a Participant will be entitled to payment of a bonus under the Plan equal to the amount allocated to such Participant in accordance with Section 6 and any such bonus will be paid in accordance with Section 7(b), provided that such Participant is employed by the Company on the last day of such Plan Year; provided, however, that if such Participant’s employment with the Company is terminated prior to the last day of such Plan Year, the payment of a bonus under the Plan with respect to such Plan Year, if any, shall be made pursuant to and in accordance with Section 8.

(b)With respect to each Plan Year, any bonus paid pursuant to Section 7(a) will be paid as follows:

(i)70% of the total amount of such bonus will be paid in the form of cash. Such cash payment will be made no later than March 15 of the calendar year following the end of such Plan Year.

(ii)30% of the total amount of such bonus will be granted in the form of a restricted stock unit (“RSU”) award under the Company’s then-effective primary equity incentive plan (the “EIP”). Such award will be granted during the 90-

day period following the end of such Plan Year. The number of RSUs subject to such award will be equal to (x) the dollar value of 30% of the total amount of such bonus, divided by (y) the average of the daily volume weighted average prices (“VWAP”) of the Company’s common stock for all of the trading days during the 30 calendar day period ending on (and including) the last trading day immediately prior to the grant date of such award, rounded down to the nearest whole share. Notwithstanding the foregoing, if a Participant incurs a “separation from service” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) prior to the date that such award is scheduled to be granted, such 30% of the total amount of such bonus will be paid in the form of cash (in lieu of the grant of such award) on the 60th day following such separation from service, subject to Section 9.

(c)The RSUs subject to any award granted under Section 7(b)(ii) will be fully vested on the date of grant. The issuance of any shares pursuant to such award will occur on the third anniversary of the date of grant (the “Original Issuance Date”), subject to the terms of the award agreement; provided, however, that:

(i)if a Participant incurs a “separation from service” within the meaning of Section 409A of the Code prior to the Original Issuance Date, such issuance will occur on the 60th day following such separation from service, subject to the terms of the award agreement and Section 9; and

(ii)if a Change in Control (as defined in the EIP) occurs prior to the Original Issuance Date, such issuance will occur on the date of such Change in Control, subject to the terms of the award agreement; provided, however, that if required for compliance with Section 409A of the Code, the Change in Control must also be a “change in the ownership of” the Company, a “change in the effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company, in each case within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

(d)Each RSU subject to any award granted under Section 7(b)(ii) will be credited with any cash dividend, stock dividend or other distribution that is paid with respect to a share of the Company’s common stock. Any such dividend or other distribution will be credited to such RSU and will be issued on the same date and in the same form as such dividend or other distribution is paid to the Company’s shareholders.

8.Termination of Employment Prior to End of Plan Year

(a)If so provided in a written agreement between the Company and a Participant, in the event such Participant’s employment with the Company is terminated prior to the last day of a Plan Year in certain circumstances, as specified in such written agreement, such Participant will be entitled to payment of a bonus under the Plan with respect to such Plan Year in accordance with the terms of such written agreement (including any terms regarding the payment date of such bonus) and this Section 8. In such case, the amount of such Participant’s bonus will be determined in accordance with Section 8(b) and will be paid in accordance with Section 8(c).

(b)If a Participant is entitled to payment of a bonus under the Plan pursuant to Section 8(a) and the terms of a written agreement between the Company and such Participant, the amount of such bonus will be determined by the Committee as soon as practicable following such Participant’s termination of employment as follows:

(i)First, with respect to all Assets sold (or otherwise disposed of) entirely or partially for cash consideration or distributed directly to the Company’s shareholders during the then-current Plan Year prior to such Participant’s termination of employment, the Committee will determine the applicable Total Net Gain in accordance with Section 5(a) or 5(b); provided, however, that such amount will be determined by the Committee based upon the Committee’s estimate of the total amount of Administrative Expenses for such Plan Year which shall then be pro-rated for the portion of the then-current Plan Year ending on such Participant’s termination of employment. In no event shall the total amount of such estimate exceed the average of Administrative Expenses for previous Plan Years, if applicable. For purposes of the Plan, such resulting amount will be the “Total Net Gain for Termination Amount”.

(ii)Second, the Committee will multiply the Total Net Gain for Termination Amount by the Adjustment Factor for Termination Amount, and for purposes of the Plan, such resulting amount will be the “Termination Amount for Sold Assets”. For purposes of the Plan, the “Adjustment Factor for Termination Amount” means the total amount of cash distributed (or committed to be distributed) to the Company’s shareholders with respect to the sale (or other disposition) of all Assets sold (or otherwise disposed of) during the then-current Plan Year prior to such Participant’s termination of employment, divided by the total amount of cash received for which all such Assets were sold (or otherwise disposed of) during the then-current Plan Year prior to such Participant’s termination of employment.

(iii)Third, the Committee will multiply the Termination Amount for Sold Assets by 8.75%, and such resulting amount will be the “Termination Bonus Pool”.

(iv)Fourth, the amount of any such bonus payable to a Participant entitled to such bonus as provided in Section 8(a) will be equal to a percentage of the Termination Bonus Pool corresponding to such Participant’s percentage of the Bonus Pool pursuant to Section 6.

(c)If a Participant is entitled to payment of a bonus under the Plan pursuant to Section 8(a) and the terms of a written agreement between the Company and such Participant, the total amount of such bonus will be paid in the form of cash; provided, however, that:

(i)70% of such cash payment will be made no later than March 15 of the calendar year following the end of such Plan Year; and

(ii)30% of such cash payment will be made on the 60th day following such Participant’s “separation from service” within the meaning of Section 409A of the Code, subject to Section 9.

9.Section 409A

The Company intends that any bonuses provided under the Plan be exempt from or comply with the requirements of Section 409A of the Code and the regulations and rulings issued thereunder (collectively, “Section 409A”), and the Plan shall be so construed. Without limiting the generality of the foregoing and notwithstanding any other provision of the Plan to the contrary:

(a)If any amount under the Plan (i) constitutes a “deferral of compensation” within the meaning of Section 409A, (ii) is payable pursuant to a Participant’s “separation from service” within the meaning of Section 409A, and (iii) such Participant is a “specified employee” within the meaning of Section 409A (determined using the identification methodology selected by the Company from time to time, or if none, the default methodology) as of the date of such Participant’s separation from service, then except as otherwise permitted by Section 409A, such amount shall be paid to such Participant on the first day of the seventh month after the date of such Participant’s separation from service or, if earlier, the date of such Participant’s death following such separation from service.

(b)Each payment made under the Plan shall be treated as a separate payment.

(c)The Company does not guarantee any particular tax effect for income provided to any Participant pursuant to the Plan. In any event, except for the Company’s responsibility to withhold applicable income and employment taxes from amounts paid or provided to any Participant under the Plan, the Company shall not be responsible for the payment of any applicable taxes on any such amounts.

10.Miscellaneous

(a)Withholding of Compensation. The Company will deduct and withhold from any amounts payable to Participants under the Plan any amounts required to be deducted and withheld by the Company under the provisions of any applicable federal, state, local or foreign statute, law, regulation, ordinance or order.

(b)Plan Funding. The Plan will be unfunded. Nothing contained in the Plan will be deemed to require the Company to deposit, invest or set aside amounts for the payment of any bonuses under the Plan.

(c)Amendment or Termination of the Plan. The Plan may be amended or terminated at any time prior to the end of the Term by the Committee; provided, however, that any such amendment or termination will not materially impair or adversely affect a Participant’s rights under the Plan without his written consent.

(d)No Guarantee of Continued Service. The Plan will not confer any rights upon a Participant to remain in service with the Company for any specific duration or interfere with or otherwise restrict in any way the rights of the Company to terminate a Participant’s service with the Company for any reason, with or without cause or notice.

(e)Binding Effect; No Assignment or Transfer. The Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, and each Participant and his heirs, executors and administrators. None of the rights, benefits, obligations or duties under the Plan may be assigned or transferred by any Participant. Any purported assignment or transfer by any Participant will be void.

(f)Validity. In the event any provision of the Plan is held invalid, void or unenforceable, the same will not affect, in any respect whatsoever, the validity of any other provision of the Plan.

(g)Governing Law. The rights and obligations of any Participant under the Plan will be governed by and interpreted, construed and enforced in accordance with the laws of the State of California without regard to its or any other jurisdiction’s conflicts of laws principles.